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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report: August 5, 2002
(Date of earliest event reported)

HILTON HOTELS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-3427	36-2058176
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9336 Civic Center Drive
Beverly Hills, California 90210
(Address of principal executive offices, including zip code)

(310) 278-4321
(Registrant's telephone number, including area code)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits
	99.1	Statement under Oath of Principal Executive Officer of Hilton Hotels Corporation
	99.2	Statement under Oath of Principal Financial Officer of Hilton Hotels Corporation

ITEM 9.    REGULATION FD DISCLOSURE

        On August 5, 2002, Hilton Hotels Corporation transmitted for filing with the Securities and Exchange Commission the Statements under Oath of its Principal Executive Officer and Principal Financial Officer in accordance with the order of the Commission dated June 27, 2002, requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. Copies of the statements are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

        In accordance with General Instruction B.2. of Form 8-K, the information included or incorporated in this report, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such a filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2002

HILTON HOTELS CORPORATION
By:	/s/ MADELEINE A. KLEINER Madeleine A. Kleiner Executive Vice President, General Counsel and Corporate Secretary

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE